UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934 (Amendment No.  )
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NATIONAL BEVERAGE CORP.

(Name of Registrant as Specified In Its Charter)
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NATIONAL BEVERAGE CORP.
One North University Drive
Fort Lauderdale, Florida 33324
NOTICE OF ACTION TAKEN PURSUANT
TO THE WRITTEN CONSENT OF STOCKHOLDERS
August 1, 2007
To Our Stockholders:
NOTICE IS HEREBY GIVEN that the following action has been taken pursuant to the written consent, dated July 20, 2007, of the holders of a majority of our outstanding shares of common stock, in lieu of a special meeting of the stockholders. We expect such action to be effective on or about August 21, 2007 (the “Effective Date”).
Our Certificate of Incorporation, as amended, will be amended on the Effective Date to increase the number of authorized shares of our capital stock from fifty one million (51,000,000) shares to seventy six million (76,000,000) shares and to increase the authorized number of shares of our common stock, par value $.01 per share, from fifty million (50,000,000) shares to seventy five million (75,000,000) shares. On the Effective Date, we will file an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, pursuant to the provisions of the Delaware General Corporation Law.
In order for us to effect an increase in our authorized share capital, we must amend our Certificate of Incorporation, which requires that we obtain the approval of stockholders holding a majority of our outstanding shares of common stock. Stockholder approval could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholders’ meeting called for such purpose, or (ii) by a written consent of the holder(s) of a majority of our outstanding shares of our common stock. The holders of a majority of our outstanding shares of common stock determined that it would be preferable to act by written consent instead of soliciting stockholder approval through the use of a proxy statement because of the timing and costs involved in calling and holding a stockholders’ meeting.
No action is required by you. The accompanying Information Statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934, as amended, and Section 228(e) of the Delaware General Corporation Law. This Information Statement is being mailed to you on or about August 1, 2007.
By Order of the Board of Directors,
/s/ Nick A. Caporella
Nick A. Caporella
Chairman of the Board
and Chief Executive Officer
THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS DESCRIBED IN THE ATTACHED INFORMATION STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE INCREASE IN AUTHORIZED CAPITAL STOCK AND COMMON STOCK AND, CONSEQUENTLY, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THE INCREASE.

INFORMATION STATEMENT AND
NOTICE OF ACTION TAKEN WITHOUT A MEETING OF STOCKHOLDERS
OF
NATIONAL BEVERAGE CORP.

One North University Drive
Fort Lauderdale, Florida 33324

This Information Statement Is Being Provided
To You by the Board of Directors of
National Beverage Corp.

WE ARE NOT ASKING FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION
This Information Statement and Notice of Action Taken Without a Meeting of Stockholders is being furnished by us to our stockholders of record as of June 4, 2007 (the “Record Date”) to inform them of the approval by written consent of the holders owning a majority of our outstanding shares of common stock as of the Record Date of an amendment to our Certificate of Incorporation to increase the number of authorized shares of our capital stock from fifty one million (51,000,000) shares to seventy six million (76,000,000) shares and to increase the number of authorized shares of our common stock from fifty million (50,000,000) to seventy five million (75,000,000) shares.
This information statement is first being sent or given on or about August 1, 2007 to our stockholders holding shares on the Record Date.
VOTING RIGHTS AND OUTSTANDING SHARES
The amendment to our Certificate of Incorporation was approved and declared advisable by the Board of Directors at a meeting held on May 24, 2007 and approved by written stockholder consent by the holders of a majority of our outstanding shares of common stock on the Record Date. As of the date of the stockholder consent, our only outstanding voting securities were our shares of common stock.
As of the date of the stockholder consent there were issued and outstanding a total of 45,600,734 shares of common stock. With respect to the action approved by the stockholder consent, each share of our common stock entitled its holder to one vote. The stockholder consent was signed by the holders of a majority of the votes that were entitled to be cast on these matters. Holders of common stock have no preemptive rights to acquire or subscribe for any of the additional shares of common stock which have been authorized.
Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal will not be adopted until a date at least twenty days after the date on which this Information Statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on August 21, 2007, when we file an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.
We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such brokers and other custodians, nominees and fiduciaries and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the number of shares of our common stock beneficially owned as of July 27, 2007 (after giving effect to the 1-for-5 stock dividend described below) by:
*	Each person who is known by us to beneficially own 5% or more of our common stock;

*	Each of our directors and executive officers; and

*	All of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock which (i) were acquired pursuant to a 1-for-5 stock dividend that was effected on June 22, 2007 are deemed beneficially owned by the persons named in the table below and (ii) may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days after the date indicated in the table are deemed beneficially owned by the optionees. Subject to any applicable community property laws, the persons or entities named in the table below have sole voting and investment power with respect to all shares indicated as beneficially owned by them.

	Amount and Nature of		Percentage
	Beneficial Ownership		of Class (1)
Nick A. Caporella	34,241,529	(2)	75.1%
Joseph G. Caporella	344,360	(3)	*
Samuel C. Hathorn, Jr.	112,944	(4)	*
S. Lee Kling	272,880	(5)	*
Joseph P. Klock, Jr.	18,720	(6)	*
Edward F. Knecht	83,064	(7)	*
George R. Bracken	113,556	(8)	*
Dean A. McCoy	56,976	(9)	*
All directors and executive officers as a group (8 persons)	35,244,029	(10)	76.8%

*	Less than 1% of outstanding shares.

(1)	Based upon 45,600,734 shares of common stock outstanding on July 27, 2007 (after giving effect to the 1-for-5 stock dividend described below), as calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise indicated, this includes shares owned by a spouse, minor children and any entities owned or controlled by the named person. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2)	Includes 33,302,246 shares owned by IBS Partners, Ltd. (“IBS”). IBS is a Texas limited partnership whose sole general partner is IBS Management Partners, Inc., a Texas corporation. IBS Management Partners, Inc. is owned by Nick A. Caporella. Also includes 24,000 shares held by the wife of Mr. Caporella, as to which Mr. Caporella disclaims beneficial ownership.

(3)	Includes 47,160 shares issuable upon exercise of currently exercisable options. Also includes 144,000 shares to be received pursuant to the exercise of options, the delivery of which was deferred.

(4)	Includes 5,760 shares issuable upon exercise of currently exercisable options and 384 shares held by Mr. Hathorn as custodian for his children.

(5)	Includes 10,080 shares issuable upon exercise of currently exercisable options.

(6)	Includes 720 shares issuable upon exercise of currently exercisable options.

(7)	Includes 17,304 shares issuable upon exercise of currently exercisable options.

(8)	Includes 8,436 shares issuable upon exercise of currently exercisable options. Also includes 24,000 shares to be received pursuant to the exercise of options, the delivery of which was deferred.

(9)	Includes 6,876 shares issuable upon exercise of currently exercisable options. Also includes 33,600 shares to be received pursuant to the exercise of options, the delivery of which was deferred.

(10)	Includes 96,336 shares issuable upon exercise of currently exercisable options. Also includes 201,600 shares to be received pursuant to the exercise of options, the delivery of which was deferred.
Except as otherwise set forth above, the address of each of the persons listed is c/o National Beverage Corp., One North University Drive, Fort Lauderdale, Florida 33324.

AMENDMENT TO CERTIFICATE OF INCORPORATION
Our Board of Directors and the holders of a majority of our outstanding shares of common stock have approved an amendment to our Certificate of Incorporation to increase the number of authorized shares of our capital stock from fifty one million (51,000,000) shares to seventy six million (76,000,000) shares and to increase the number of authorized shares of our common stock from fifty million (50,000,000) shares to seventy five million (75,000,000) shares.
Text of Amendment
The amendment would result in the text of Article Fourth, Section 1 of our Certificate of Incorporation reading in its entirety as follows:
“ SECTION 1. Authorized Capital. The total number of shares of stock which the Corporation shall have authority to issue is seventy six million (76,000,000) shares, of which seventy five million (75,000,000) shares shall be common stock, par value $.01 per share, and one million (1,000,000) shares shall be preferred stock, par value $1.00 per share.”
General Effect of the Proposed Amendment and Reasons for Approval
On May 24, 2007, the Board of Directors declared a 1-for-5 stock dividend (the “Stock Dividend”) to holders of record on June 4, 2007, that was effected on or about June 22, 2007, thereby reducing the number of authorized but unissued shares that we have available for general corporate purposes, including stock dividends and splits, raising additional capital, issuances of shares pursuant to employee stock option plans, and for possible future acquisitions. We are increasing the number of authorized shares of our authorized common stock to provide additional shares for general corporate purposes, including stock dividends and splits, raising additional capital, issuance of shares pursuant to employee stock option plans, and for possible future acquisitions.
Our management may from time to time engage in discussions with other companies concerning the possible acquisition of such companies by us in which we may consider issuing stock as part of, or as all of, the acquisition price. The Board of Directors believes that an increase in the total number of shares of authorized common stock will better enable us to meet our future needs and give us greater flexibility in responding quickly to business opportunities. The increase will also provide additional shares for corporate purposes generally.
Our Board of Directors knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of our common stock.
REASONS WE USED STOCKHOLDER CONSENT AS OPPOSED TO SOLICITATION OF STOCKHOLDER APPROVAL VIA PROXY STATEMENT AND SPECIAL MEETING
In order for us to effect an increase in our authorized share capital, we must amend our Certificate of Incorporation, which requires that we obtain the approval of stockholders holding a majority of our outstanding shares of common stock. Stockholder approval could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholders’ meeting called for such purpose, or (ii) by a written consent of the holders of a majority of our outstanding shares of our common stock. The holders of a majority of our outstanding shares of common stock determined that it would be preferable to act by written consent instead of soliciting stockholder approval through the use of a proxy statement because of the timing and costs involved in calling and holding a stockholders’ meeting.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
None of our directors or officers or their associates have any substantial interest, direct or indirect, by security holdings or otherwise, in any of the matters approved by the stockholders as described in this information statement.
NO APPRAISAL RIGHTS
Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to an increase of our authorized shares, and we will not independently provide stockholders with any such right.
WHERE YOU CAN FIND MORE INFORMATION
We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith we file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, DC 20549.

Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).
You should rely only on the information contained or incorporated by reference in this information statement. We have not authorized anyone to provide you with information that is different from what is contained in this information statement. This information statement is dated August 1, 2007. You should not assume that the information contained in this information statement is accurate as of any date other than that date, and the mailing of this information statement to stockholders shall not create any implication to the contrary.
Dated: August 1, 2007
By Order of the Board of Directors,
/s/ Nick A. Caporella
Nick A. Caporella
Chairman of the Board
and Chief Executive Officer

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